UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2016

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31332 (Commission File Number)	33-0264467 (I.R.S. Employer Identification No.)

30452 Esperanza

Rancho Santa Margarita, California 92688

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIQUIDMETAL TECHNOLOGIES, INC.

FORM 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2016 (the “Effective Date”), the Board of Directors (the “Board”) of Liquidmetal Technologies, Inc. (the “Company”) appointed Professor Lugee Li as the Company’s President and Chief Executive Officer. Professor Li has served as a member of the Board since March 10, 2016 and is the sole owner of Liquidmetal Technology Limited, a Hong Kong company (“LTL”) that is the Company’s largest shareholder.

Professor Li, Age 56, is also the founder, Chairman, and majority stockholder of DongGuan Eontec Co. Ltd., a Hong Kong company listed on the Shenzen Stock Exchange (“Eontec”) engaged in the production of precision die-cast products and the research and development of new materials. Professor Li founded Eontec in 1993 and has served as its Chairman since that date. At Eontec, Professor Li is responsible for strategic development and research and development. Professor Li is also the founder and sole shareholder of Leader Biomedical Limited, a Hong Kong company engaged in the advancement of biomaterials and surgical implants.

The Company and LTL entered into a Securities Purchase Agreement on March 10, 2016 (the “Purchase Agreement”) pursuant to which LTL purchased 405,000,000 shares of the Company’s common stock in multiple closings for an aggregate purchase price of $63.4 million. The Company and Enotec entered into Parallel License Agreement on March 10, 2016 (the “License Agreement”) pursuant to which the Company and Eontec entered into a cross-license of their respective technologies. For additional information regarding the Purchase Agreement and the License Agreement, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2016.

Professor Li is not receiving an annual salary for his service as President and Chief Executive Officer; however, as a Company employee, Professor Li will be eligible to receive stock options and other equity-based awards under the Company’s equity incentive plan. However, no such grants under the Company’s equity incentive plan have been made to Professor Li, and none are currently contemplated. As of the Effective Date, Professor Li will no longer be compensated for his service as a director of the Company.

Item 7.01. Regulation FD Disclosure.

The Company has issued a press release, dated December 14, 2016, relating to the appointment of Professor Li as the Company’s President and Chief Executive Officer. The press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press Release, dated December 14, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

By:	/s/ Tony Chung
Tony Chung,
Chief Financial Officer

Date: December 14, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 14, 2016